Exhibit 99.3

CNH Industrial to delist from Euronext Milan and retain a single listing on the New York Stock Exchange

London, February 2, 2023

CNH Industrial today announces that, after due consideration and analysis, the Company’s management and Board of Directors have determined that shareholders of CNH Industrial will be best served by a single stock listing on the NYSE. Today, the company has a dual listing, with shares traded in both New York and Milan.

The dual listing was adopted in 2013, when US-listed CNH Global N.V. merged with Milan-listed Fiat Industrial SpA to form CNH Industrial N.V. In January 2022, CNH Industrial N.V. spun off its On-Highway activities creating Iveco Group, a company that is listed solely in Milan. Since the spin-off, the majority of CNH Industrial stock trading has progressively shifted to the NYSE, revealing that the Company’s new business profile and investor base fit better with a single US listing. Concentrating trading in one market will allow for increased liquidity and investor focus, while further simplifying the company profile and compliance requirements.

CNH Industrial has informed Borsa Italiana Euronext about its intention to leave the European listing.

CNH Industrial is monitoring the ongoing initiatives of harmonization and simplification of the legal and regulatory framework of the Italian financial system that could allow in the near future a smooth transition to a single listing on the NYSE.

The Company intends to achieve single listing by early 2024. While our primary path is a plain delisting from Milan, alternatives involving a corporate reorganization are available to achieve the same goal. CNH Industrial’s Board of Directors and Management Team are grateful to Euronext Milan for having been our listing venue for 10 years and are excited about the Company’s continued presence on the NYSE.

Goldman Sachs & Co. LLC is acting as financial advisor to CNH Industrial.

CNH Industrial (NYSE: CNHI / MI: CNHI) is a world-class equipment and services company. Driven by its purpose of Breaking New Ground, which centers on Innovation, Sustainability and Productivity, the Company provides the strategic direction, R&D capabilities, and investments that enable the success of its global and regional Brands. Globally, Case IH and New Holland Agriculture supply 360° agriculture applications from machines to implements and the digital technologies that enhance them; and CASE and New Holland Construction Equipment deliver a full lineup of construction products that make the industry more productive. The Company’s regionally focused Brands include: STEYR, for agricultural tractors; Raven, a leader in digital agriculture, precision technology and the development of autonomous systems; Flexi-Coil, specializing in tillage and seeding systems; Miller, manufacturing application equipment; Kongskilde, providing tillage, seeding and hay & forage implements; and Eurocomach, producing a wide range of mini and midi excavators for the construction sector, including electric solutions.

Across a history spanning over two centuries, CNH Industrial has always been a pioneer in its sectors and continues to passionately innovate and drive customer efficiency and success. As a truly global company, CNH Industrial’s 37,000+ employees form part of a diverse and inclusive workplace, focused on empowering customers to grow, and build, a better world.

For more information and the latest financial and sustainability reports visit: cnhindustrial.com

For news from CNH Industrial and its Brands visit: media.cnhindustrial.com

Forward-looking statements

All statements other than statements of historical fact contained in this press release, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by the war in the Ukraine; the duration and economic, operational and financial impacts of the global COVID-19 pandemic; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing.

Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”).

All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Contacts:

Media Relations

Email: mediarelations@cnhind.com

Investor Relations

Email: investor.relations@cnhind.com